LEGG MASON GLOBAL TRUST, INC.:
               Legg Mason Global Government Trust
             Legg Mason International Equity Trust
               Legg Mason Emerging Markets Trust
                        Navigator Shares

         Supplement to the Prospectus dated May 1, 1996


The last paragraph on page 2 of the Prospectus is revised to read:

     No initial sales charge is payable on purchases, and no redemption charge is payable on sales of Navigator Shares of Global Government and International Equity. For Emerging Markets, a 2% redemption fee is charged on the proceeds of Navigator Shares redeemed or exchanged within one year of purchase. Institutional Clients may charge their Customer Accounts for services provided in connection with the purchase or redemption of shares.
See "How to Purchase and Redeem Shares." Each Fund pays management fees to its respective adviser, but Navigator Classes pay no distribution fees.











                                                  February 12, 1997